SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 29, 1999

                         HUMAN PHEROMONE SCIENCES, INC.
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             (Exact name of Registrant as specified in its charter)


        CALIFORNIA                  0-23544                  94-3107202
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


          4034 CLIPPER COURT, FREMONT, CALIFORNIA         94538
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         (Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code:  (510) 226-6874
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          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Ernst & Young LLP resigned as auditors of the Company effective September 28, 1999. The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The Audit Committee of the Board of Directors has not yet approved a successor auditor.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1998, and in the subsequent interim period through the date hereof, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 29, 1999, is filed as Exhibit 7.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibit 7.1 - Letter from Ernst & Young LLP pursuant to Item 304(a)(3) of Regulation S-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HUMAN PHEROMONE SCIENCES, INC.



Date:  September 29, 1999         By: /s/ William P. Horgan
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                                      William P. Horgan, Chief Executive Officer


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